EXHIBIT 10.36

                        FORM OF INDEMNIFICATION AGREEMENT

     THIS INDEMNITY AGREEMENT is made and entered into as of _______________, by and between TCSI Corporation, a Nevada corporation (the "Company") and _________________ (the "Indemnitee"), an "Agent" (as hereinafter defined) of the Company.

                                    RECITALS

     A. The Company recognizes that competent and experienced individuals are reluctant to serve as directors or officers of corporations unless they are protected by comprehensive liability insurance or indemnification, or both, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and officers;

     B. The Company and the Indemnitee are aware of the substantial growth in the number of lawsuits filed against corporate officers and directors in connection with their activities in such capacities and by reason of their status as such;

     C. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous or conflicting, and therefore fail to provide such directors and officers with adequate or reliable advance knowledge or guidance with respect to the legal risks and potential liabilities to which they may become personally exposed or information regarding the proper course of action to take in performing their duties in good faith for the Company;

     D. The Company and the Indemnitee recognize that plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the financial resources of officers and directors;

     E. The Company believes that it is unfair for its directors and officers and the directors and officers of its subsidiaries to assume the risk of huge judgments and other expenses which may occur in cases in which the director or officer received no personal profit and in cases where the director or officer was not culpable;



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     F. The Company,  after  reasonable  investigation,  has determined that the liability insurance coverage presently available to the Company and its subsidiaries is inadequate and/or unreasonably expensive. The Company believes that the interests of the Company and its stockholders would best be served by a combination of such insurance as the Company or its subsidiaries may hereafter obtain and the indemnification by the Company of the directors and officers of the Company and its subsidiaries;

     G. Section 78.751 Nevada Revised Statues, as amended ("Section 78.751") empowers the Company to indemnify its officers, directors, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise, and expressly provides that the indemnification provided by Section 78.751 is not exclusive of other rights to which those indemnified thereunder may be entitled under the certificate or articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise;

     H. In order to induce and encourage highly experienced and capable individuals to serve as an officer or director of the Company, to take the business risks necessary for the success of the Company and its subsidiaries and to otherwise promote the desirable end that such persons will resist what they consider unjustifiable lawsuits and claims made against them in connection with good faith performance of their duties to the Company, secure in the knowledge that certain expenses, costs and liabilities incurred by them in their defense of such litigation will be borne by the Company and that they will receive the maximum protection against such risks and liabilities as may be afforded by law, the Board of Directors of the Company has determined, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Company and the Indemnitee in lieu hereof, that contractual indemnification as set forth herein is not only reasonable and prudent but necessary to promote and ensure the best interests of the Company, its stockholders and its subsidiaries;

     I. The Company desires and has requested the Indemnitee to serve or continue to serve as a director or officer of the Company and/or one or more subsidiaries of the Company, as the case may be, free from undue concern for unpredictable, inappropriate or unreasonable legal risks and personal liabilities arising out of or related to such services to the Company and/or one or more of its subsidiaries; and



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     J. The Indemnitee has served or is willing to serve,  or continue to serve, the Company and/or one or more of its subsidiaries provided that he is furnished the indemnity provided for herein.

     K. Certain indemnitees have recently served as an Agent, as defined herein, in reliance of the Company's promise to enter into this agreement upon the Company's ability to do so as a Nevada corporation.

                              TERMS AND CONDITIONS

     NOW, THEREFORE, in consideration of the above premises and the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

     1. Definitions. As used in this Agreement:

     (a) The term "Agent" of the Company shall include any person who is or was a director, officer, employee or other agent of the Company or was a director, officer, employee or agent of a predecessor corporation of the Company.

     (b) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, including, but not limited to, actions, suits or proceedings brought under and/or predicate upon the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or their respective state counterparts and/or any rule or regulation promulgated thereunder, in which the Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that the Indemnitee is or was an Agent of the Company, by reason of any action taken by him or of any inaction on his part while acting as an Agent whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

     (c) The term "Expenses" shall be broadly construed and shall include all direct and indirect costs incurred, paid or accrued of any type or nature whatsoever, including, without limitation, (i) all attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses (including food and lodging expenses while traveling), duplicating costs, printing and binding costs, telephone charges, postage, delivery service, freight or other transpiration fees and expenses and related disbursements; (ii) all other disbursements and out-of pocket costs; (iii) reasonable compensation for time



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

spend by the Indemnitee for which he is not otherwise compensated by the Company or any third party (provided the rate of compensation and estimated time involved is approved in advance by the Board of Directors), actually and reasonable incurred by the Indemnitee in connection with either the investigation, defense or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement, Section 78.751 or otherwise; and
(iv) amounts paid in settlement by or on behalf of the Indemnitee to the extent permitted by Nevada law; provided, however that "Expenses" shall not include any judgments, fines, penalties or excise taxes imposed under the Employee Retirement Income Security Act of 1974, as amended or other excise taxes or penalties actually levied against the Indemnitee.

     (d) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; and any service as an Agent with respect to any employee benefit plan, its participants or beneficiaries, and a person who acts in good faith and in a manner he reasonably believes to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

     (e) "Independent Legal Counsel" means a law firm, member of a law firm, or attorney that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning the Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

     2. Agreement to Serve. Unless the Indemnitee is no longer an Agent, the Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at his will or under separate agreement, as the case may be, in the capacity Indemnitee currently serves as an Agent of the Company, for so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company until such time as he tenders his resignation in writing; provided, however, that nothing contained in this



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Agreement is intended to create any right or obligation to continued  employment by Indemnitee in any capacity.

     3. Indemnification and Contribution. The Company shall indemnify Indemnitee to the fullest extent permitted by Nevada Law and the Articles of Incorporation and Bylaws of the Company in effect on the date hereof or as such Law or Articles and Bylaws may from time to time be amended (but, in the case of any such amendment, only to the extent such amendment permits the Company to provide broader indemnification rights than the Nevada Law and Articles and Bylaws permitted the Company to provide before such amendment). Such indemnification shall include, without limitation, the following:

     (a) Indemnity in Third Party Proceedings. The Company shall indemnify the Indemnitee, to the fullest extent permitted by law, if the Indemnitee is a party to or is threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor) by reason of the fact that he is or was an Agent of the Company or by reason of any act or inaction by him in any such capacity, against all Expenses, judgments, fines and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal Proceeding, in addition had no reasonable cause to believe that his conduct was unlawful. The termination of any such Proceeding by judgment, order of court, settlement, conviction or upon a plea of nolo contendere, or its equivalent, does not, of itself, create a presumption that Indemnitee did not act in good faith in a manner which he reasonably believed to be in or not opposed to the best interest of the Company, and with respect to any criminal Proceeding, that such person had reasonable cause to believe that his conduct was unlawful.

     (b) Indemnity in Derivative Actions. The Company shall indemnify the Indemnitee, to the fullest extent permitted by law, if the Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding by or in the name of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee was or is an Agent of the Company or by reason of any act or inaction by him in any such capacity, against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding, but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company, except that no indemnification under this Paragraph 3 shall be made for any claim, issue or matter as to which



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the  Indemnitee  has been adjudged by a court of competent  jurisdiction,  after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that any court in which such Proceeding is brought or other court of competent jurisdiction determines upon application that, in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

     (c) Indemnification of Expenses of Successful Party. Notwithstanding any other provisions of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense or any claim, issue or matter therein, including the dismissal of an action without prejudice, the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by him in connection with the investigation, defense or appeal of such Proceeding.

     (d) Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, the Company will indemnify the Indemnitee if and whenever he is a witness or is threatened to be made a witness to any Proceeding to which Indemnitee is not a party, by reason of the fact that he is or was an Agent or by reason of anything done or not done by him in such capacity, against all Expenses actually and reasonably incurred by the Indemnitee or on Indemnitee's behalf in connection therewith.

     (e) Contribution. If the indemnification provided in this Agreement is unavailable and may not be paid to Indemnitee for any reason other than statutory limitations set forth in applicable law, then in respect of any threatened, pending or completed Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit, arbitration, proceeding, inquiry or investigation), the Company shall contribute to the amount of Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such action, suit, arbitration, proceeding, inquiry or investigation arose, and (ii) the relative fault of the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and of Indemnitee, on the other, in connection with the events which resulted in such Expenses judgments, fines and amounts paid in settlement, as well as any other relevant equitable considerations. The relative fault referred to above shall be determined by reference to, among other things,



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     the  parties'  relative  intent,  knowledge,   access  to  information  and
opportunity to correct or prevent the circumstances resulting in such Expenses judgments, fines and amounts paid in settlement. The Company agrees that it would not be just and equitable if contribution pursuant to this subsection were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

     4. Advances of Expenses. Subject to Paragraph 10(a) hereof, the Company shall advance all Expenses incurred by or on behalf of the Indemnitee in connection with the investigation, defense, settlement or appeal of any Proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an Agent of the Company. The Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined by a court of competent jurisdiction that the Indemnitee is not entitled to be indemnified by the Company as authorized by this Agreement. The advances to be made hereunder shall be paid by the Company to or on behalf of the Indemnitee within ten (10) calendar days following delivery of a written request therefore by the Indemnitee to the Company. The request shall reasonably evidence the Expenses incurred by the Indemnitee in connection therewith. The Indemnitee's entitlement to advancement of Expenses shall include those incurred in connection with any Proceeding by Indemnitee seeking a determination, an adjudication or an award in arbitration pursuant to this Agreement.

     5. Procedure for Indemnification.

     (a) Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought for the Company under this Agreement, notify the Company of the commencement or threat of  commencement  thereof.  The notice  shall  include  documentation  or information which is necessary for the determination of entitlement to indemnification and which is reasonably available to the Indemnitee. Delay in so notifying the Company shall not constitute a waiver or release by Indemnitee or of any rights hereunder.

     (b) Any indemnification requested by the Indemnitee under Paragraph 3 hereof shall be made no later than sixty (60) calendar days after receipt of the written request of Indemnitee, unless a determination is made within said sixty
(60) day period in accordance with Paragraph 3 that the Indemnitee is not entitled to indemnification (i) by the Board of Directors of the Company by a majority vote of a quorum thereof consisting of directors who are not parties to such Proceedings, or (ii) in the event such a quorum is not obtainable, at the election of the Company, either by Independent Legal Counsel



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(selected  by Company  and  approved  by  Indemnitee,  such  approval  not to be unreasonably withheld) in a written opinion, by the stockholders or by a panel of arbitrators, one of whom is selected by the Company, another of whom is selected by the Indemnitee and the last of whom is selected by the first two arbitrators so selected, that the Indemnitee has not met the relevant standards for indemnification set forth in Paragraph 3 hereof. Upon making a request for indemnification, Indemnitee shall be presumed to be entitled to indemnification under this Agreement and the Company shall have the burden of proof to overcome that presumption in reaching any contrary determination.

     (c) Notwithstanding a determination under Paragraph 5(b) above that the Indemnitee is not entitled to indemnification with respect to any specific Proceeding, the Indemnitee shall have the right to apply to any court of competent jurisdiction in the State of Nevada for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement, which determination shall be made de novo and the Indemnitee shall not be prejudiced by reason of a determination that he is not entitled to indemnification. The burden of proving that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the Company (including its Board of Directors, its stockholders, Independent Legal Counsel or the panel of arbitrators) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including its Board of Directors, its stockholders, Independent Legal Counsel or the panel of arbitrators) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create any presumption that the Indemnitee has not met the applicable standard of conduct.

     (d) If an initial determination is made or deemed to have been made pursuant to the terms of this Agreement that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination in the absence of (i) a misrepresentation of a material fact by Indemnitee in the request for indemnification or (ii) a specific finding (which has become final) by a court of competent jurisdiction that all or any part of such indemnification is expressly prohibited by law.

     (e) The Company shall indemnify the Indemnitee against all Expenses incurred in connection with any hearing or proceeding under this Paragraph 5 unless a court of competent jurisdiction finds that each of the claims and/or defenses of the Indemnitee in any such proceeding was frivolous or made in bad faith.



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     6. Indemnity  Hereunder Not Exclusive.  The provisions for  indemnification and advancement of Expenses contained in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Articles of Incorporation or Bylaws, any vote of stockholders or disinterested directors, other agreements, insurance, or other financial arrangements or otherwise, both as to action in his official capacity and as to action in another capacity while occupying his position as an Agent of the Company, except that indemnification, unless ordered by a court pursuant to Paragraph 3 hereof or for the advancement of Expenses pursuant to Paragraph 4 hereof, may not be made to or on behalf of the Indemnitee if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or knowing violation of the law and was material to the cause of action. The Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an Agent of the Company and shall inure to the benefit of the heirs and personal representative of the Indemnitee.

     7. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments or fines incurred by him in the investigation, defense, settlement or appeal of a Proceeding but not entitled, however, to indemnification for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

     8. Assumption of Defense. In the event the Company shall be obligated to pay the Expenses of any Proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel approved by the Indemnitee, upon the delivery of the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in such Proceeding at the Indemnitee's expense; and (ii) if
(a) the employment of counsel by the Indemnitee has been previously authorized in writing by the Company, (b) the Company shall have reasonably concluded that there may a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or (c) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company. In the event the Company assumes the defense of any Proceeding, the Company may settle such Proceeding in any manner which would impose any penalty or limitation on the Indemnitee with the Indemnitee's written consent, which consent shall not be unreasonably withheld.



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

     9. Insurance. The Company shall, from time to time (including prior to the expiration of a D&O Insurance (as defined below) policy), make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of D&O Insurance with reputable insurance companies providing the officers and directors of the Company with coverage for liabilities arising out of their acts and/or omissions as Agents, or to ensure the Company's performance of its indemnification obligations under this Agreement (collectively, "D&O Insurance" for this Paragraph 9). Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. To the extent the Company maintains D&O Insurance, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors in their capacity as directors. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if (a) the Company determines in good faith that (i) such insurance is not reasonably available, (ii) the premium costs for such insurance are substantially disproportionate to the amount of coverage provided or (iii) the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or (b) Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company. Notwithstanding any other provision of the Agreement, the Company shall not be obligated to indemnify Indemnitee for Expenses, judgments, fines, or amounts paid in settlement, which have been paid directly to Indemnitee by D & O Insurance. If the Company has D & O Insurance in effect at the time the Company receives from Indemnitee any notice of the commencement of a Proceeding, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policy.

     10. Exceptions to Indemnification. Notwithstanding any provision herein to the contrary, the Company shall not be obligated pursuant to the term of this
Agreement:

     (a) To indemnify or advance Expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other Statute or law or otherwise as required under Section 78.751, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate; or

     (b) To indemnify the Indemnitee for any Expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

     (c) To indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a Proceeding effected within seven (7) calendar days after delivery by the Indemnitee to the Company of the notice provided for in Paragraph 5(a) hereof unless the Company consents to such settlement; or

     (d) To indemnify the Indemnitee on account of any Proceeding with respect to (i) remuneration paid to Indemnitee if it is determined by final judgment or other final adjudication that such remuneration was in violation of law, (ii) which final judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statute, or (iii) which it is determined by final judgment or other final adjudication that the Indemnitee defrauded or stole from the Company or converted to his own personal use and benefit business or properties of the Company or was otherwise knowingly dishonest.

     11. Duration and Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by law. This Agreement shall continue so long as the Indemnitee shall be subject to any possible Proceeding by reason of the fact that he is or was an Agent and shall be applicable to Proceedings commenced or continued after execution of this Agreement, whether arising from acts or omissions occurring before or after such execution.

     12. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable (that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provisions held invalid, illegal or unenforceable and to give effect to paragraph 11 hereof.

     13. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     14. Successor and Assigns. The terms of this Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators and other legal representatives.

     15. Notices. All notices or other communications provided for by this Agreement shall be made in writing and shall be deemed properly delivered when
(i) delivered personally or by messenger (including air courier), or (ii) by the mailing of such notice to the party entitled thereto, registered or certified mail, postage prepaid to the parties at the following addresses (or to such other addresses designated in writing by one party to the other):

                          Company:     TCSI Corporation
                                       1080 Marina Village Parkway
                                       Alameda, CA 94501
                                       Attention:  President and Chief Executive
                                       Officer


                          Indemnitee:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

     16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

     17. Consent of Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Nevada for all purposes in connection with any action or Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Nevada.

     18. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     19. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but both of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Indemnity Agreement as of the date first above written.

                                       Company:
                                       TCSI Corporation


                                       By:
                                       -----------------------------------------

                                       Indemnitee:

                                       -----------------------------------------

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